EXHIBIT 99.1
                                                                    ------------





                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                             ABLE LABORATORIES, INC.
                            (A DELAWARE CORPORATION)

                                      INTO

                                  DYNAGEN, INC.
                            (A DELAWARE CORPORATION)

                           PURSUANT TO SECTION 253 OF
                     THE GENERAL CORPORATION LAW OF DELAWARE




         DynaGen, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST: That the Corporation was incorporated on the tenth day of November 1988, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That the Corporation owns all of the outstanding shares of the stock of Able Laboratories, Inc., a corporation incorporated on the ninth day of August 1996, pursuant to the General Corporation Law of the State of Delaware.

THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted at a meeting of the Board of Directors held on May 18, 2001, determined to and did merge into itself said Able Laboratories, Inc.:

         RESOLVED:   That the Corporation merge, and it does hereby merge, into itself Able Laboratories, Inc., a Delaware corporation all of the outstanding shares of stock of which are owned by the Corporation, that the Corporation shall be the surviving corporation in such merger, that the Certificate of Incorporation and By-Laws of the Corporation shall be the Certificate of Incorporation and By-Laws of the surviving corporation, and that the Corporation be, and it is hereby, authorized to assume and does hereby assume all of the liabilities and obligations of said Able
                     Laboratories, Inc.

         RESOLVED:   That the merger shall be effective as of May 18, 2001.

         RESOLVED:   That concurrent with the merger it is advisable that the
                     presently existing Restated Certificate of Incorporation be amended to change the Corporation's name to Able
                     Laboratories, Inc.

         RESOLVED:   That the appropriate officers of the Corporation be, and
                     they are hereby, and each of them acting singly is hereby, authorized and empowered, on behalf of and in the name of the Corporation, to execute and deliver a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge into the Corporation said Able
                     Laboratories, Inc. and assume its liabilities and obligations and the date of the adoption thereof, and to cause the same to be filed with the Secretary of State and a certified copy of the same to recorded in the office of the Recorder of Deeds of New Castle County, and to execute, make oath to, acknowledge and deliver any and all additional documents, agreements, certificates and other instruments, and to take any and all other action as they, or any one of them, deem necessary or advisable in order to effectuate the merger contemplated by the foregoing resolutions.

FOURTH: That the name of the surviving corporation of the merger is DynaGen, Inc., a Delaware corporation, which changes its name to Able Laboratories, Inc.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers pursuant to Section 103 of the General Corporation Law of the State of Delaware, this 18th day of May, 2001.



                                                   DYNAGEN, INC.


                                                   By: /s/ Dhananjay G. Wadekar
                                                       ------------------------
                                                           Dhananjay G. Wadekar
                                                           President

         ATTEST:


         /s/ Dhananjay G. Wadekar
         ------------------------
         Secretary